Exhibit 4.5

                                 LOAN AGREEMENT

        This LOAN AGREEMENT (the "Agreement"), dated as of June 26, 2001, is entered into between CORUS BANKSHARES, INC., a Minnesota corporation (the "Borrower"), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association (the "Bank")

                                    RECITALS:
                                    --------

        WHEREAS, the Borrower desires to borrow from the Bank up to the sum of SEVENTY MILLION DOLLARS ($70,000,000) (the "Loan") to provide for Borrower's working capital needs;

        WHEREAS, the Borrower has agreed to pledge to the Bank, in consideration of the Loan, 100% of the capital stock (the "Subsidiary Shares") of CORUS BANK, NATIONAL ASSOCIATION, a national banking association (the "Subsidiary"); and

        WHEREAS, Bank is willing make the Loan to the Borrower in accordance with the terms, subject to the conditions and in reliance on the representations, warranties and covenants set forth herein and in the other documents and instruments entered into or delivered in connection with or relating to the loan contemplated in this Agreement.

        NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT:
                                   ---------

        1.      COMMITMENT OF THE BANK.

        The Bank agrees to extend the Loan to the Borrower in the principal amount of up to SEVENTY MILLION DOLLARS ($70,000,000). The Loan will consist of a Revolving Loan (the "Revolving Loan") in an amount not to exceed $20,000,000 and a Term Loan (the "Term Loan") in an amount not to exceed $50,000,000, evidenced by the Notes (as such term is defined below), and secured by the Pledge Agreement (as such term is defined below) in accordance with terms and subject to the conditions set forth in this Agreement, the Notes and the Pledge Agreement.

        Until June 30, 2002, Borrower may request draws on the Term Loan in increments of not less than $1,000,000. No draws made be made on the Term Loan after June 30, 2002. Loans repaid under the Term Loan may not be reborrowed.

        2.      CONDITIONS OF BORROWING.

        Notwithstanding any other provision of this Agreement, the Bank shall not be required to extend the Loan:

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                (a)     if, since the date of this Agreement and up to the
agreed upon date of any Loan, there has occurred, in the exercise of Bank's reasonable business judgment, a material adverse change in the financial condition or affairs of the Borrower or the Subsidiary;

                (b) if any Default (as such term is defined below) has occurred or any event which, with the giving of notice or lapse of time, or both, would constitute such a Default;

                (c) if any litigation or governmental proceeding has been instituted or threatened against the Borrower or the Subsidiary or any of its officers or shareholders which in the reasonable business judgment of the Bank will adversely affect the financial condition or operations of the Borrower or the Subsidiary;

                (d) if the Borrower shall not have tendered for delivery the Term Note, the Revolving Note and that certain Pledge and Security Agreement (the "Pledge Agreement") dated of even date herewith executed by Borrower for the benefit of Bank, together with all of the Pledged Security (as such term is defined in the Pledge Agreement) all in form and content satisfactory to the Bank;

                (e) if the Borrower shall not have tendered for delivery a legal opinion from the Borrower's counsel in form and substance satisfactory to the Bank and Bank's legal counsel; or

                (f) if the Bank shall not have received in substance and form satisfactory to the Bank, all certificates, affidavits, schedules, resolutions, opinions, notes, and/or other documents which are provided for hereunder, or which it may reasonably request.

        3.      NOTES EVIDENCING BORROWING.

        The Loans shall be evidenced by a Term Note (the "Term Note"), executed by the Borrower in the principal amount of $50,000,000 and shall be in the form set forth in Exhibit A hereto, and a Revolving Note (the "Revolving Note"), executed by the Borrower in the principal amount of $20,000,000 and shall be in the form set forth in Exhibit B hereto (the Term Note and the Revolving shall are collectively referred to as the "Notes"). Without in any way limiting the terms of the Notes:

                (a) The Borrower shall pay interest on amounts outstanding under the Notes as provided herein. Interest shall be payable quarterly, in arrears, commencing on September 30, 2001 and continuing on the last day of each of December, March, June and September thereafter, with a final payment of all outstanding amounts due under the Notes, including, but not limited to principal, interest and any amounts owing under Subsection 10(k) of the Agreement, if not sooner paid, on June 25, 2004 (the "Maturity Date"). The amounts outstanding from time to time shall bear interest calculated on the actual number of days elapsed on the basis of a 360 day year, at the Borrower's option of the following:

                (i) the "Prime Rate", which shall mean the floating prime rate in effect from time to time as set by the Bank, and referred to by the Bank as its Prime Rate. The Borrower acknowledges that the Prime Rate is not necessarily the Bank's lowest or most favorable rate of interest at any one time. The effective date of any change in the Prime Rate shall for purposes hereof be the date the rate change is publicly announced by the Bank. Requests for Prime Rate advances must be received by Bank no later than 11:00 a.m. Chicago, Illinois time, on the same day they are to be funded; or

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                (ii)    "LIBOR", which shall mean a rate of interest equal to
        150 basis points in excess of the per annum rate of interest equal to the offered rate for deposits in United States dollars for a period equal to such Interest Period as published in Bloomberg's LIBOR BBA US Dollar Fixing Report at 11:00 a.m. (Chicago time) two Business Days prior to the first day of such Interest Period, such rate to remain fixed for the applicable Interest Period. "Interest Period" shall mean a three month period (except that the first and last periods of the Loan may be less than a 90 day period) as selected by the Borrower by notice given to the Bank not less than three banking days prior to the first day of each respective Interest Period; provided that: (i) the final Interest Period shall be such that its expiration occurs on or before the stated maturity date of the Note; and (ii) if for any reason the Borrower shall fail to select or renew timely an Interest Period, then such LIBOR Loan shall convert to a loan bearing interest at the Prime Rate. Interest on each LIBOR Loan shall be payable on the last day of each September, December, March and June hereafter, at maturity, or after maturity on demand.

                        (a) Subject to the provisions of this Agreement, Borrower shall have the option (i) as of any date, to convert all or any part of the Prime Rate Loans to, or request that new Loans be made as, LIBOR Rate Loans (if Borrower requests a new Loan as a LIBOR Rate Loan, the interest rate shall be fixed at the same rate as any existing LIBOR Rate Loans for the then remaining portion of the applicable Interest Period), (ii) as of the last day of any Interest Period, to continue all or any portion of the relevant LIBOR Rate Loans as LIBOR Rate Loans; (iii) as of the last day of any Interest Period, to convert all or any portion of the LIBOR Rate Loans to Prime Rate Loans; and (iv) at any time, to request new Loans as Prime Rate Loans; provided, that Loans may not be continued as or converted to LIBOR Rate Loans, if the continuation or conversion thereof would violate the provisions of subparagraph (b) or(c) hereof or if an Event of Default has occurred.

                        (b) Lender's determination of LIBOR as provided above shall be conclusive, absent manifest error. Furthermore, if Lender determines, in good faith (which determination shall be conclusive, absent manifest error), prior to the commencement of any Interest Period that (i) U.S. Dollar deposits of sufficient amount and maturity for funding the Loans are not available to Lender in the London Interbank Eurodollar market in the ordinary course of business, or (ii) by reason of circumstances affecting the London Interbank Eurodollar market, adequate and fair means do not exist for ascertaining the rate of interest to be applicable to the Loans requested by Borrower to be LIBOR Rate Loans or the Loans bearing interest at the rates set forth in this paragraph shall not represent the effective pricing to Lender for U.S. Dollar deposits of a comparable amount for the relevant period (such as for example, but not limited to, official reserve requirements required by Regulation D to the extent not given effect in determining the rate), Lender shall promptly notify Borrower and (x) all existing LIBOR Rate Loans shall convert to Prime Rate Loans upon the end of the applicable Interest Period, and (y) no additional LIBOR Rate Loans shall be made until such circumstances are cured.

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                        (c)     If, after the date hereof, the introduction of,
                        or any change in any applicable law, treaty, rule, regulation or guideline or in the interpretation or administration thereof by any governmental authority or any central bank or other fiscal, monetary or other authority having jurisdiction over Lender or its lending offices (a "Regulatory Change"), shall, in the opinion of counsel to Lender, make it unlawful for Lender to make or maintain LIBOR Rate Loans, then Lender shall promptly notify Borrower and (i) the LIBOR Rate Loans shall immediately convert to Prime Rate Loans on the last Business Day of the then existing Interest Period or on such earlier date as required by law and (ii) no additional LIBOR Rate Loans shall be made until such circumstance is cured.

                        (d) If, for any reason, a LIBOR Rate Loan is paid prior to the last Business Day of any Interest Period or if a LIBOR Rate Loan does not occur on a date specified by Borrower in its request (other than as a result of a default by Lender), Borrower agrees to indemnify Lender against any loss (including any loss on redeployment of the deposits or other funds acquired by Lender to fund or maintain such LIBOR Rate Loan) cost or expense incurred by Lender as a result of such prepayment.

                        (e) If any Regulatory Change (whether or not having the force of law) shall (i) impose, modify or deem applicable any assessment, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of or loans by, or any other acquisition of funds or disbursements by, Lender; (ii) subject Lender or the LIBOR Rate Loans to any Tax ("Tax" shall mean in relation to any LIBOR Rate Loans and the applicable LIBOR Rate, any tax, levy, impost, duty, deduction, withholding or charges of whatever nature required (i) to be paid by Lender and/or (ii) to be withheld or deducted from any payment otherwise required hereby to be made by Borrower to Lender; provided, that the term "Tax" shall not include any taxes imposed upon the net income of Lender) or change the basis of taxation of payments to Lender of principal or interest due from Borrower to Lender hereunder (other than a change in the taxation of the overall net income of Lender); or (c) impose on Lender any other condition regarding the LIBOR Rate Loans or Lender's funding thereof, and Lender shall determine (which determination shall be conclusive, absent any manifest error) that the result of the foregoing is to increase the cost to Lender of making or maintaining the LIBOR Rate Loans or to reduce the amount of principal or interest received by Lender hereunder, then Borrower shall pay to Lender, on demand, such additional amounts as Lender shall, from time to time, determine are sufficient to compensate and indemnify Lender from such increased cost or reduced amount.

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                        (f)     Lender shall receive payments of amounts of
                        principal of and interest with respect to the LIBOR Rate Loans free and clear of, and without deduction for, any Tax. If (1) Lender shall be subject to any Tax in respect of any LIBOR Rate Loans or any part thereof or,
                        (2) Borrower shall be required to withhold or deduct any Tax from any such amount, the LIBOR Rate applicable to such LIBOR Rate Loans shall be adjusted by Lender to reflect all additional costs incurred by Lender in connection with the payment by Lender or the withholding by Borrower of such Tax and Borrower shall provide Lender with a statement detailing the amount of any such Tax actually paid by Borrower. Determination by Lender of the amount of such costs shall be conclusive, absent manifest error. If after any such adjustment any part of any Tax paid by Lender is subsequently recovered by Lender, Lender shall reimburse Borrower to the extent of the amount so recovered. A certificate of an officer of Lender setting forth the amount of such recovery and the basis therefor shall be conclusive, absent manifest error.

                        (g) Each request for a Term Loan shall be in an amount not less than One Million and No/100 Dollars ($1,000,000.00), and in integral multiples of, One Million and No/100 Dollars ($1,000,000.00). Each Request for a Revolving Loan shall be in increments of not less than $100,000.

                        (h) Unless otherwise specified by Borrower, all Loans shall be Prime Rate Loans.

                        (i) No more than one Interest Period may be in effect with respect to outstanding LIBOR Rate Loans at any one time.

                (b) Principal on the Term Loan shall be payable quarterly, beginning September 30, 2001 and continuing on the last day of each December, March, June and September thereafter, in the amount of ONE MILLION DOLLARS ($1,000,000), with a final payment of all outstanding principal, plus interest thereon, due and payable on the Maturity Date. Prepayments of the Term Loan are permitted at any time without premium or penalty in the inverse order of maturity.

                (c) Principal on the Revolving Loan shall be due and payable on the Maturity Date. Prepayments of the Revolving Loan are permitted at any time without premium or penalty.

                (d) Any amount of principal or interest on the Notes which is not paid when due, whether at stated maturity, by acceleration or otherwise shall bear interest payable on demand at an interest rate equal at all times to two percent (2%) above the Prime Rate.

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                (e)     If any payment to be made by the Borrower hereunder
shall become due on a Saturday, Sunday or Bank holiday under the laws of the State of Illinois, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing any interest in respect of such payment.

        4.      UNUSED LOAN FEE.

        In consideration of the Bank making the Loans available to the Borrower, the Borrower agrees to pay to the Bank a fee (the "Unused Loan Fee") of 1/4% of the amount not borrowed hereunder (any portion of the Term Loan once borrowed shall be considered as borrowed for the purposes of this calculation, whether or not thereafter repaid), payable on the last day of each September, December, March and June hereafter, and calculated by multiplying (a) the average difference during any quarterly period between the amount available hereunder and the total amount actually borrowed hereunder, and (b) 1/4%. Such amount shall be due and payable ten (10) days after the end of each quarter set forth above.

        5.      REPRESENTATIONS AND WARRANTIES.

        To induce the Bank to make the Loan provided for herein, the Borrower represents and warrants as follows:

                (a) The Borrower: (i) is a corporation duly organized and validly existing and in good standing under the laws of the State of Minnesota;
(ii) is duly qualified as a foreign corporation and in good standing in all states in which it is doing business except where the failure to so qualify would not have a material adverse effect on the Borrower or its business; and
(iii) has all requisite power and authority, corporate or otherwise, to own, operate and lease its properties and to carry on its business as now being conducted. The Subsidiary is a national banking association, and has all requisite power and authority, corporate or otherwise, to own, operate and lease its property and to carry on its business as now being conducted. The Borrower and the Subsidiary have made payment of all franchise and similar taxes in all of the respective jurisdictions in which they are incorporated or qualified, and so far as such taxes are due and payable at the date of this Agreement, except for any such taxes the validity of which is being contested in good faith and for which proper reserves have been set aside on the books of the Borrower or the Subsidiary, as the case may be.

                (b) The Subsidiary Shares have been duly authorized, legally and validly issued, fully paid and nonassessable, and are owned by the Borrower free and clear of all pledges, liens, security interest, charges or encumbrances, except, upon consummation of the transactions contemplated herein, for the security interest granted by the Borrower to the Bank. There are, as of the date hereof, no outstanding options, rights or warrants obligating the Borrower or the Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of the Subsidiary or obligating the Borrower or the Subsidiary to grant, extend or enter into any such agreement or commitment.

                (c)     The financial statements of:

                (i) the Borrower, all of which have heretofore been furnished to the Bank, have been prepared in accordance with generally accepted accounting principles consistently applied ("GAAP") and maintained by the Borrower throughout the periods involved, and fairly present the financial condition of the Borrower individually and on a consolidated basis at such dates specified therein and the results of its operations for the periods then ended; and

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                (ii)    the Subsidiary, all of which have heretofore been
        furnished to the Bank, to the best knowledge of the Borrower have been prepared in accordance with GAAP and maintained by each Subsidiary throughout the periods involved, and fairly present the financial condition of the Subsidiary at such dates specified therein and the results of its operation for the periods then entered.

                (d) To the best knowledge of the Borrower, since the latest date of the financial statements referred to in Section 5(c) above, there have been no material changes in the assets, liabilities, or condition, financial or otherwise, of the Borrower or the Subsidiary other than changes arising from transactions in the ordinary course of business, and none of such changes has been materially adverse, whether in the ordinary course of business or otherwise; to the best knowledge of the Borrower, neither the business nor the properties of the Borrower or the Subsidiary have been materially and adversely affected in any way, including, without limitation, as a result of any fire, explosion, accident, strike, lockout, labor disputes, food, drought, embargo, imposition of governmental restrictions, confiscation by a governmental agency, or acts of God.

                (e) There are no actions, suits, proceedings or written agreements pending, or to the best of the knowledge of the Borrower threatened or proposed, against the Borrower or, to the best knowledge of the Borrower, the Subsidiary at law or in equity or before or by any federal, state, municipal, or other governmental department, commission, board, or other administrative agency, domestic or foreign, of a material nature; and neither of the Borrower nor, to the best knowledge of the Borrower, the Subsidiary is in default with respect to any order, writ, injunction, or decree of, or any written agreement with, any court, commission, board or agency, domestic or foreign.

                (f) All tax returns and reports of the Borrower and, to the best knowledge of the Borrower, the Subsidiary, required by law to be filed have been duly filed, and all taxes, assessments, fees and other governmental charges upon the Borrower and the Subsidiary or upon any of their properties or assets which are due and payable have been paid, and the Borrower knows of no additional assessment of a material nature against the Borrower or the Subsidiary for taxes, or except as disclosed on the financial statements referred to in Section 5(c) above, of any basis for any such additional assessment.

                (g) The Borrower's primary business is that of a bank holding company, and all necessary regulatory approvals have been obtained for it to conduct its business.

                (h) The deposit accounts of the Subsidiary are insured by the Federal Deposit Insurance Corporation ("FDIC").

                (i) None of the Pledged Stock constitutes margin stock, as defined in Regulation U of the Board of Governors of the Federal Reserve System ("FRS").

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        The foregoing representations and warranties shall survive the making of this Agreement, and execution and delivery of the Note and the Pledge Agreement, and shall be deemed to be continuing representations and warranties until such time as the Borrower has satisfied all of its obligations to the Bank, including, but not limited to the obligation to pay in full all principal, interest and other amounts in accordance with the terms of this Agreement or the Note.

        6.      NEGATIVE COVENANTS.

        The Borrower agrees that until the Borrower satisfies all of its obligations to the Bank, including, but not limited to its obligations to pay in full all principal, interest and other amounts owing in accordance with the terms of this Agreement or the Note, the Borrower shall not itself, nor shall Borrower cause, permit or allow the Subsidiary to:

                (a) create, assume, incur, have outstanding, or in any manner become liable in respect of any indebtedness for borrowed money, except in the case of Borrower, secured indebtedness under Section 6(b)(vi) or margin securities loans under Section 6(b)(ix), and, in the case of the Subsidiary, indebtedness incurred in the ordinary course of the business of banking, including, but not limited to borrowings from the Federal Home Loan Bank and in accordance with applicable laws and regulations and safe and sound banking practices. For purposes of this Agreement, the phrase "indebtedness" shall mean and include:

                (i) all items arising from the borrowing of money, which according to generally accepted accounting principles now in effect, would be included in determining total liabilities as shown on the balance sheet;

                (ii) all indebtedness secured by any lien in property owned by the Borrower whether or not such indebtedness shall have been assumed;

                (iii) all guarantees and similar contingent liabilities in respect to indebtedness of others; and

                (iv) all other interest-bearing obligations evidencing indebtedness in others;

                (b) create, assume, incur, suffer or permit to exist any mortgage, pledge, deed of trust, encumbrance (including the lien or retained security title of a conditional vendor) security interest, assignment, lien or charge of any kind or character upon or with respect to any of their properties whether owned at the date hereof or hereafter acquired, or assigned or otherwise convey any right to receive income excepting only:

                (i) liens for taxes, assessments or other governmental charges for the then current year or which are not yet due or delinquent;

                (ii) liens for taxes, assessments or other governmental charges already due, but the validity of which is being contested at the time in good faith in such a manner as not to make the property forfeitable;

                (iii) liens and charges incidental to current operation which are not due or delinquent;

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                (iv)    liens for workmen's compensation awards not due or
        delinquent;

                (v) pledges or deposits to secure obligations under workmen's compensation laws or similar legislation;

                (vi) purchase money mortgages or other liens on real property including those incurred for the construction of a banking facility, and bank furniture and fixtures acquired or held in the ordinary course of business to secure the purchase price of such property or to secure the indebtedness incurred solely for the purpose of financing the acquisition, construction or improvement of any such property to be subject to such mortgages or other liens, or mortgages or other liens existing on any such property at the time of acquisition, or extensions, renewals, or replacements of any of the foregoing for the same or a lesser amount, provided that no such mortgage or other liens shall extend to or cover any property other than the property being acquired, constructed or improved, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the mortgage or lien being extended, renewed or replaced, and provided further that no such mortgage or lien shall exceed 75% of the price of acquisition, construction or improvement at the time of acquisition, construction or improvement, and provided, further that the aggregate principal amount of consolidated indebtedness at any one time outstanding and secured by mortgages, liens, conditional sale agreements and other security interests permitted by this clause (vi) shall not exceed 10% of the consolidated capital of the Borrower or the Subsidiary, as the case may be;

                (vii) liens existing on the date hereof as shown on their financial statements;

                (viii) in the case of the Subsidiary, liens incurred in the ordinary course of the business of banking and in accordance with applicable laws and regulations and safe and sound banking practices; and

                (ix) subject to the limitations of Section 7(l) hereof, loans to Borrower in an amount not to exceed $50,000,000 and for which Borrower has pledged "margin securities".

                (c) dispose by sale, assignment, lease or otherwise property or assets now owned or hereafter acquired, outside the ordinary course of business in excess of 10% of its consolidated assets in any fiscal year;

                (d) merge into or consolidate with or into any other person, firm or corporation;

                (e) make any loans or advances whether secured or unsecured to any person, firm or corporation, other than (i) loans or advances made by the Subsidiary in the ordinary course of its banking business, or (ii) participations in loans or advances made by the Subsidiary, which loans are secured by first mortgages on real estate, and in which the aggregate participations do not exceed, at any one time outstanding, $50,000,000;

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                (f)     engage in any business or activity not permitted by all
applicable laws and regulations, including without limitation, the Bank Holding Company Act of 1956, the Federal Deposit Insurance Act and any regulations promulgated thereunder;

                (g) make any loan or advance secured by the capital stock of another bank or depository institution (except for loans made in the ordinary course of business);

                (h) directly or indirectly create, assume, incur, suffer or permit to exist any pledge, encumbrance, security interest, assignment, lien or charge of any kind or character on the Subsidiary Shares;

                (i) cause or allow the percent of Subsidiary Shares to diminish as a percentage of the outstanding capital stock of the Subsidiary;

                (j) sell, transfer, issue, reissue, exchange or grant any option with respect to the Subsidiary Shares;

                (k) redeem any of its capital stock in excess of 200,000 shares in any calendar year, or, without the prior written approval of the Bank or otherwise change the capital structure of Borrower or the Subsidiary which would result in a change in control;

                (l) breach or fail to perform or observe any of the terms and conditions of the Note, the Pledge Agreement or any other document or agreement entered into or delivered in connection with, or relating to, the Loan;

                (m)     engage in any unsafe or unsound banking practices; or

                (n) violate any law or regulation, or any condition imposed by or undertaking provided to the FRS or the FDIC in connection with the Borrower's ownership of the Subsidiary Shares.

        7.      AFFIRMATIVE COVENANTS.

        The Borrower agrees that until the Borrower satisfies all of its obligations to the Bank, including, but not limited to its obligations to pay in full all principal, interest and other amounts in accordance with the terms of this Agreement, the Note and the Pledge Agreement, it shall:

                (a)     furnish and deliver to the Bank:

                (i) as soon as practicable, and in no event later than forty-five (45) days after the end of each of the first three calendar quarterly periods of the Borrower and the Subsidiary, a copy of: (1) the balance sheet, profit and loss statement, surplus statement and any supporting schedules prepared in accordance with generally accepted accounting principles consistently applied and signed by the presidents and chief financial officers of the Borrower and the Subsidiary; and (2) all financial statements, including, but not limited to, all call reports, filed with any state or federal bank regulatory authority;

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                (ii)    as soon as practicable, and in no event later than one
        hundred twenty (120) days after the end of each calendar year, a copy of: (1) the consolidated balance sheets as of the end of such year and of the consolidated profit and loss and surplus statements for the Borrower and the Subsidiary for such year audited by independent certified public accountants satisfactory to the Bank and accompanied by an unqualified opinion; and (2) all financial statements and reports, including, but not limited to call reports and annual reports, filed annually with state or federal regulatory authorities;

                (iii) as soon as practicable, and in no event later than forty-five (45) days after the end of each calendar quarter, copies of the then current loan/asset watch list, the substandard loan/asset list, the nonperforming loan/asset list and other real estate owned list of the Subsidiary;

                (iv) immediately after receiving knowledge thereof, notice in writing of all charges, assessment, actions, suits and proceeding that are proposed or initiated by, or brought before, any court or governmental department, commission, board or other administrative agency, in connection with the Borrower or the Subsidiary, other than ordinary course of business litigation not involving the FRS or the FDIC, which, if adversely decided, would not have a material effect on the financial condition or operations of the Borrower or the Subsidiary; and

                (v) promptly after the occurrence thereof, notice of any other matter which has resulted in a materially adverse change in the financial condition or operations of the Borrower or the Subsidiary;

                (b) contemporaneously with the furnishing of a copy of each annual report and of each quarterly statement provided pursuant to Section 7(a)(i) and (ii) above, deliver to Bank, a certificate signed by the President and the Treasurer of the Borrower, containing a computation of the then current financial ratios specified in Subsections 7(c) through (g) of this Agreement, and stating that no Default or unmatured Default has occurred or is continuing, or, if there is any such event, describing such event, the steps, if any, that are being taken to cure it, and the time within which such cure will occur;

                (c) maintain such capital as is necessary to cause the Borrower to be well capitalzed in accordance with the regulations of the FRS and any requirements or conditions that the FRS has or may impose on the Borrower;

                (d) as of March 31, 2001 maintain such capital as is necessary to cause the Subsidiary to be classified as a "well capitalized" institution in accordance with the regulations of the FDIC, currently measured on the basis of information filed by Subsidiary in its quarterly Consolidated Report of Income and Condition (the "Call Report") as follows:

                (i) Total Capital to Risk-Weighted Assets of not less than 10%;

                (ii) Tier 1 Capital to Risk-Weighted Assets of not less than 6%; and

                (iii) Tier 1 Capital to average Total Assets of not less than 5% (for the purposes of this subsection (d)(iii) the average Total Assets shall be determined on the basis of information contain in the preceding four (4) Call Reports);

                (e) cause the Subsidiary to maintain tangible equity capital of no less than $200,000,000. For the purposes of this Section 7(e), "tangible equity capital" shall mean the sum of the common stock, surplus and retained earning accounts reduced by the amount of any goodwill;

                (f) cause the ratio of nonperforming loans to the primary capital of the Subsidiary to be not more than thirty percent (30%) at all times. For purposes of this Section 7(f), "primary capital" shall mean the sum of the common stock, surplus and retained earning accounts plus the reserve for loan and lease losses and "nonperforming loans" shall mean the sum of all nonaccrual loans and loans on which any payment is ninety (90) or more days past due, provided, however, 75% of the amount of any nonperforming loan secured by a first mortgage shall not be included when calculating the amount of nonperforming loans;

                (g) cause the ratios of the loan and lease loss reserve to the total loans of the Subsidiary to be not less than one percent (1%) at all times;

                (h) promptly pay and discharge all taxes, assessments and other governmental charges imposed upon the Borrower or the Subsidiary or upon the income, profits, or property of the Borrower or the Subsidiary and all claims for labor, material or supplies which, if unpaid, might by law become a lien or charge upon the property of the Borrower or the Subsidiary. Neither the Borrower nor any Subsidiary shall be required to pay any such tax, assessment, charge or claim, so long as the validity thereof shall be contested in good faith by appropriate proceedings, and reserves therefor shall be maintained on the books of the Borrower or the Subsidiary as are deemed reasonably adequate by the Bank;

                (i) maintain bonds and insurance and cause the Subsidiary to maintain bonds and insurance with responsible and reputable insurance companies or associations in such amounts and covering such risk as is usually carried by owners of similar businesses and properties in the same general area in which the Borrower or the Subsidiary respectively, operates, and such additional bonds and insurance as may be reasonably required by the Bank;

                (j) permit and cause the Subsidiary to permit the Bank through its employees, attorneys, accountants or other agents, to inspect any of the properties, corporate books and financial books and records of the Borrower and the Subsidiary at such times and as often as the Bank reasonably may request;

                (k) provide and cause the Subsidiary promptly to provide the Bank with such other information concerning the business, operations, financial condition and regulatory status of the Borrower and the Subsidiary as the Bank may from time to time reasonably request; and

                (l) maintain securities listed on national securities exchanges which are (i) comprised of financial institutions other than Borrower,
(ii) not pledged to any Person or encumbered in any manner, and (iii) have a market value of (x) $50,000,000 or (y) the maximum amount of Loans which may at any time borrowed hereunder, whichever is less. Such securities shall be placed in a custodian account at Bank.

        8.      COLLATERAL.

        Pursuant to the Pledge Agreement, the Borrower has concurrently herewith assigned, transferred, pledged and delivered to the Bank as collateral for all of the Borrower's obligations from time to time to the Bank the Subsidiary Shares and any other Pledged Security (as defined in the Pledge Agreement) whether now or hereafter pledged.

        9.      EVENTS OF DEFAULT; DEFAULT; RIGHTS UPON DEFAULT.

        The happening or occurrence of any of the following events or acts shall each constitute a Default hereunder, and any such Default shall also constitute a Default under the Note, the Pledge Agreement and any other loan document, without right to notice or time to cure in favor of the Borrower except as indicated below:

                (a) if the Borrower fails to make payment five (5) days after written notice thereof by the Bank or where applicable upon demand, or fails to make any payments as provided for herein;

                (b) if there continues to exist any breach under any obligation of any other documents executed pursuant to this Agreement including, without limitation, the Note and the Pledge Agreement and such breach remains uncured beyond the applicable time period, if any, specifically provided therefor;

                (c) if any representation or warranty made in this Agreement shall continue to be false when made or at any time during the term of this Agreement or any extension thereof, or if the Borrower fails to perform or observe any covenant or agreement contained in this Agreement fifteen (15) days after written notice thereof by Bank;

                (d) if the Borrower fails to perform or observe any covenant or agreement contained in any agreement other than this Agreement between the Borrower or the Subsidiary and the Bank, or if any condition contained in any agreement between the Borrower or the Subsidiary and the Bank is not fulfilled and such failure remains uncured beyond the applicable time period, if any, specifically provided therefor;

                (e) if the Borrower shall continue to fail to perform and observe, or cause or permit the Subsidiary to fail to perform and observe any covenants under this Agreement, including, without limitation, all affirmative and negative covenants set forth in Sections 6 and 7 of this Agreement fifteen
(15) days after written notice thereof by the Bank;

                (f) if the FRS, the FDIC or other governmental agency charged with the regulation of bank holding companies or depository institutions: (i) issues to the Borrower or the Subsidiary, or initiates any action, suit or proceeding to obtain against, impose on or require from the Borrower or the Subsidiary, a cease and desist order or similar regulatory order, or (ii) a notice or finding under Section 8(a) of the Federal Deposit Insurance Act, or any similar enforcement action, measure or proceeding;

                (g) if the Subsidiary is notified that it is considered an institution in "troubled condition" within the meaning of 12 U.S.C. Section 1831i and the regulations promulgated thereunder, or if a conservator or receiver is appointed for any Subsidiary;

                (h) if the Borrower or the Subsidiary becomes insolvent or is unable to pay its debts as they mature; or makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts as they mature; or suspends transaction of its usual business, or if a trustee of any substantial part of the assets of the Borrower or the Subsidiary is applied for or appointed, and if appointed in a proceeding brought against the Borrower, the Borrower by any action or failure to act indicates its approval of, consent to, or acquiescence in such appointment, or within thirty (30) days such appointment is not vacated or stayed on appeal or otherwise, or shall not otherwise have ceased to continue in effect;

                (i) if any proceedings involving the Borrower or the Subsidiary are commenced by or against the Borrower or the Subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or statute of the federal government or any state government and if such proceedings are instituted against the Borrower, the Borrower by any action or failure to act indicates its approval of, consent to our acquiescence therein, or an order shall be entered approving the petition in such proceedings and within thirty (30) days after the entry thereof such order is not vacated or stayed on appeal or otherwise, or shall not otherwise have ceased to continue in effect; or

                (j) if the Borrower or the Subsidiary continue to be in default in any payment of principal or interest for any other obligation or in the performance of any other term, condition or covenant contained in any agreement (including but not limited to an agreement in connection with the acquisition of capital equipment on a title retention or net lease basis), under which any such obligation is created the effect of which default is to cause or permit the holder of such obligation to cause such obligation to become due prior to its stated maturity.

        Upon the occurrence of a Default, the Bank shall have all rights and remedies provided by applicable law and, without limiting the generality of the foregoing, may, at its option, declare its commitments to be terminated and the Note shall thereupon be and become forthwith, due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in the Note or the Pledge Agreement to the contrary notwithstanding, and may, also without limitation, appropriate and apply toward the payment of the Note any indebtedness of the Bank to the Borrower however created or arising, and may, also without limitation exercise any and all rights in and to the collateral security referred to in Section 8 above and under the Pledge Agreement. There shall be no obligation to liquidate any collateral pledge hereunder in any order or with any priority or to exercise any remedy available to the Bank in any order.

        10.     MISCELLANEOUS.

                (a) No failure or delay on the part of the Bank in exercising any right, power or remedy hereunder shall operate as a waiver thereof. No single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Time is of the essence in the performance of the covenants, agreements and obligations of the Borrower and the Subsidiary.

                (b) This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements between the Bank and the Borrower with respect to the subject matter hereof. No amendment, modification, termination or waiver of any provision of this Agreement, the Pledge Agreement or the Note, or consent to any departure by the Borrower therefrom, shall be effective except for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

                (c) All notices, requests, demands and other communications provided for hereunder shall be: (i) in writing, (ii) made in one of the following manners, and (iii) shall be deemed given (a) if and when personally delivered, (b) on the next business day if sent by nationally recognized overnight courier addressed to the appropriate party as set forth below, or (c) on the second business day after being deposited in United States certified or registered mail, and addressed as follows:

                If to Borrower:         Corus Bankshares, Inc.

                                        3959 North Lincoln Avenue
                                        Chicago, Illinois  60613
                                        Attention: Robert J. Glickman, President

                with a copy to:         Tim Taylor, Chief Financial Officer

                                        Corus Bankshares, Inc.
                                        3959 North Lincoln Avenue
                                        Chicago, Illinois 60613

                If to the Bank:         LaSalle National Bank

                                        135 South LaSalle Street
                                        Chicago, Illinois  60603
                                        Attention:  Jeffrey J. Bowden

                with a copy to: Schwartz, Cooper, Greenberger & Krauss Chartered

                                        180 N. LaSalle Street
                                        Suite 2700
                                        Chicago, Illinois 60601
                                        Attn: Martin W. Salzman, Esq.

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this subsection.

                (d) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                (e) This Agreement shall become effective when it shall have been executed by the Borrower and the Bank and thereafter shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior consent of the Bank which may be given or denied in the Bank's sole and absolute discretion.

                (f) This Agreement and the Note shall be governed by the internal laws of the State of Illinois, and for all purposes shall be construed in accordance with the laws of said State.

                (g) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or lack of enforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction; wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law.

                (h) All covenants, agreements, representations and warranties made by the Borrower herein shall, notwithstanding any investigation by or knowledge on the part of the Bank, be deemed material and relied on by the Bank and shall survive the execution and delivery to the Bank of this Agreement and the Note.

                (i) This Agreement shall govern the terms of any extensions or renewals to the Note, subject to any additional terms and conditions imposed by the Bank in connection with any such extension or renewal.

                (j) The Borrower hereby represents that the indebtedness evidenced hereby constitutes a loan made by Bank to enable the Borrower to carry on a commercial enterprise for the purpose of investment or profit; and that such loan is a loan for business purposes under the intent and purview of 815 ILCS 205/4(c).

                (k) The Borrower will pay all reasonable costs and expenses (including, without limitation, reasonable attorneys, fees) in connection with the preparation, negotiations, documentation, execution, delivery, administration, amendment, modification, collection and enforcement of this Agreement, the Note, the Pledge Agreement and the other instruments and documents to be delivered hereunder. In addition, the Borrower shall pay, and save Bank harmless from any liability for, any and all stamp and other taxes determined to be payable in connection with the execution and delivery of this Agreement, the borrowings hereunder, or the Note and the other instruments and documents to be delivered hereunder, and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omitting to pay such taxes. The foregoing obligations shall survive any termination of this Agreement, the Note of the Pledge Agreement. Any of the foregoing amounts incurred by Bank and not paid by the Borrower upon demand shall bear interest from the date incurred at the Prime Rate plus two percent
(21) per annum and shall be deemed part of the indebtedness hereunder.

                (l) Any accounting term not specifically defined herein shall be construed in accordance with generally accepted accounting principles which are applied in the preparation of the financial statements referred to in
Section 5(C), and all financial data submitted pursuant to this Agreement shall be prepared in accordance with such principles.

                (m) The Bank reserves the right to sell participations in this loan or otherwise assign, transfer or hypothecate all or any part of this loan.

                (n) All covenants, agreements, warranties, and representations of the Borrower herein shall be deemed to have been made jointly and severally by the Borrower and the Subsidiary.

                (o) The Borrower agrees to do such further acts and things and to execute and deliver to Bank such additional assignments, agreements, powers and instruments, as Bank may reasonably require or deem advisable to carry into effect the purpose of this Agreement, the Note, the Pledge Agreement or any agreement or instrument in connection herewith, or to better assure and confirm unto Bank its rights, powers and remedies hereunder or under such other loan documents.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                        CORUS BANKSHARES, INC.

                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                        LASALLE BANK NATIONAL ASSOCIATION

                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                    Exhibit A
                                    ---------

                                    TERM NOTE

$50,000,000.00                                               Date: June 26, 2001

        On June 25, 2004, for value received, CORUS BANKSHARES, INC., a Minnesota corporation (the "Maker"), hereby promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION (the "Payee") the principal sum of FIFTY MILLION and 00/100 DOLLARS ($50,000,000.00), together with interest computed on the actual number of days elapsed on the basis of a 360 day year, on any and all principal amounts remaining unpaid hereunder from time to time outstanding from the date of borrowing until payment at a rate equal to the Maker's option of the Prime Rate or LIBOR, as those terms are defined in the Loan Agreement as identified below. Interest shall be payable quarterly beginning September 30, 2001 and continuing on the last day of each December, March, June and September thereafter. A final payment of outstanding principal and interest will be due and payable on June 25, 2004.

        Principal payments shall be due and payable in the amount of One Million and 00/100 Dollars ($1,000,000.00) on a quarterly basis beginning September 30, 2001 and continuing on the last day of each December, March, June and September thereafter, with a final payment of all principal outstanding, plus interest thereon, due on June 25, 2004.

        Any amount of interest or principal hereof which is not paid when due, whether at stated maturity, by acceleration, or otherwise, shall bear interest payable on demand at an interest rate per annum equal at all times to two percent (2%) above the interest rate on this Term Note.

        All payments hereunder shall be applied first to interest then due on the unpaid principal balance at the rate herein specified and then to principal. All payments of principal and interest on this Term Note shall be payable in lawful money of the United States of America.

        Principal and interest shall be paid to the Payee at its office at 135 South LaSalle Street, Chicago, Illinois, or at such other place as the holder of this Note may designate in writing to the Maker.

        This Term Note evidences indebtedness incurred under a Loan Agreement dated of even date herewith (as amended from time to time, the "Loan Agreement") between the Maker and the Payee, to which reference is hereby made. This Term
Note is entitled to all of the benefits provided in the Loan Agreement. The terms of the Loan Agreement are incorporated herein by reference. This Term Note may be declared due as provided in the Loan Agreement.

        In the event of default, any indebtedness due from the holder may be set off and applied against this Term Note, whether due or not. The Maker also agrees to pay all costs of collection, including court costs and reasonable attorneys, fees incurred by the holder.

                                        CORUS BANKSHARES, INC.

                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                    Exhibit B
                                    ---------

                                 REVOLVING NOTE

$20,000,000.00                                               Date: June 26, 2001

        On June 25, 2004, for value received, CORUS BANKSHARES, INC., a Minnesota corporation (the "Maker"), hereby promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION (the "Payee") the principal sum of TWENTY MILLION and 00/100 DOLLARS ($20,000,000.00), together with interest computed on the actual number of days elapsed on the basis of a 360 day year, on any and all principal amounts remaining unpaid hereunder from time to time outstanding from the date of borrowing until payment at a rate equal to the Maker's option of the Prime Rate or LIBOR, as those terms are defined in the Loan Agreement as identified below. Interest shall be payable quarterly beginning September 30, 2001 and continuing on the last day of each December, March, June and September thereafter. A final payment of outstanding principal and interest will be due and payable on June 25, 2004.

        Any amount of interest or principal hereof which is not paid when due, whether at stated maturity, by acceleration, or otherwise, shall bear interest payable on demand at an interest rate per annum equal at all times to two percent (2%) above the interest rate on this Revolving Note.

        All payments hereunder shall be applied first to interest then due on the unpaid principal balance at the rate herein specified and then to principal. All payments of principal and interest on this Revolving Note shall be payable in lawful money of the United States of America.

        Principal and interest shall be paid to the Payee at its office at 135 South LaSalle Street, Chicago, Illinois, or at such other place as the holder of this Note may designate in writing to the Maker.

        This Revolving Note evidences indebtedness incurred under a Loan Agreement dated of even date herewith (as amended from time to time, the "Loan Agreement") between the Maker and the Payee, to which reference is hereby made. This Revolving Note is entitled to all of the benefits provided in the Loan Agreement. The terms of the Loan Agreement are incorporated herein by reference. This Revolving Note may be declared due as provided in the Loan Agreement.

        In the event of default, any indebtedness due from the holder may be set off and applied against this Revolving Note, whether due or not. The Maker also agrees to pay all costs of collection, including court costs and reasonable attorneys, fees incurred by the holder.

                                        CORUS BANKSHARES, INC.

                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                        FIRST AMENDMENT TO LOAN AGREEMENT

        This First Amendment to Loan Agreement, dated as of June 30, 2003, is entered into between CORUS BANKSHARES, INC., a Minnesota corporation (the "Borrower") and LASALLE BANK NATIONAL ASSOCIATION (the "Bank").

        A. The parties have previously entered into a Loan Agreement dated as of June 26, 2001 (the "Agreement").

        B. The Borrower has requested an extension of the maturity date, a Term Note evidencing the amount of indebtedness as of the date hereof and a waiver that will permit Borrower to issue up to $47,500,000 of trust preferred securities, and the Bank has agreed to the request of the Borrower, all in accordance with the terms and provisions set forth herein.

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1. All capitalized terms used herein without definition shall have the meaning given such terms in the Agreement.

        2. The Maturity Date, as defined in Section 3(a) of the Amendment is hereby amended to June 25, 2006

        3. Notwithstanding anything to the contrary contained in Section 6(a) or in any other provision of the Agreement, Borrower may issue up to Forty Seven Million Five Hundred Thousand Dollars ($47,500,000) of its trust preferred securities without further consent from the Bank.

        4. Concurrently with the execution of this Amendment, Borrower shall pay Bank all accrued interest through June 30, 2003.

        5. Borrower shall also be responsible to pay Bank's legal fees and expenses incurred by the Bank in connection with this Amendment.

        6. As of June 30, 2003, the amount due and owing on the Term Loan is $37,000,000. Borrower shall execute a Replacement Term Note substantially in the form of Exhibit A attached to this Amendment.

        7. In order to induce the Bank to execute and deliver this Amendment, Borrower hereby represents to the Bank that as of the date hereof and as of the time that this Amendment becomes effective, as follows:

                (a) it has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder;

                (b) this Amendment and the Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their terms;

                (c)     each of the representations and warranties set forth in
        Section 5 of the Agreement is, and shall be and remain, true and correct (with the exception that the representations contained in Section 5(c) shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Bank);

                (d) Borrower is, and shall be and remain, in full compliance with all of the terms and conditions of the Agreement and other loan documents, and except as disclosed to the Bank in writing, no event of default has occurred under the Agreement or any document in connection therewith; and

                (e) after giving effect to this Amendment, no fact or circumstance exists which with the lapse of time, the giving of notice or both would constitute an event of default under the Agreement.

        8. This Amendment shall be effective as of the date hereof but only when the Bank shall have received each of the following:

                (a) An original of this Amendment which has been signed by the Borrower and the Bank;

                (b) A signed Replacement Term Note in the form of Exhibit A attached hereto;

                (c) A signed Replacement Revolving Note in the form of Exhibit B attached hereto;

                (d)     Payment of all accrued interest through June 30, 2003.

        9. Borrower expressly acknowledges and agrees that all collateral, security interests, liens, pledges, and mortgages heretofore, under this Amendment, or hereafter granted to Bank, including, without limitation, such collateral, security interests, liens, pledges and mortgages granted under the Agreement, and all other supplements to the Agreement, extend to and cover all of the obligations of Borrower to Bank, now existing or hereafter arising including, without limitation, those arising in connection with the Agreement, as amended by this Amendment, upon the terms set forth in such agreements, all of which security interests, liens, pledges, and mortgages are hereby ratified, reaffirmed, confirmed and approved.

        10. The parties hereto acknowledge and agree that the terms and provisions of this Amendment amend, add to and constitute a part of the Agreement. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Agreement and all documents executed in connection therewith or referred to or incorporated therein remain in full force and effect and are hereby ratified, reaffirmed, confirmed and approved.

        11. If there is an express conflict between the terms of this Amendment and the terms of the Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Amendment shall govern and control.

        12. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original.

        13. This Amendment was executed an delivered in Chicago, Illinois and shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Illinois.

                      (THE NEXT PAGE IS THE SIGNATURE PAGE)

        IN WITNESS WHEREOF, this Amendment has been signed as of the date first above appearing.

                                        CORUS BANKSHARES, INC.

                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                        LASALLE BANK NATIONAL ASSOCIATION

                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                    EXHIBIT A

                              REPLACEMENT TERM NOTE

$37,000,000.00                                               Date: June 30, 2003

        On June 25, 2006, for value received, CORUS BANKSHARES, INC., a Minnesota corporation (the "Maker"), hereby promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION (the "Payee") the principal sum of THIRTY SEVEN MILLION 00/100 DOLLARS ($37,000,000.00), together with interest computed on the actual number of days elapsed on the basis of a 360 day year, on any and all principal amounts remaining unpaid hereunder from time to time outstanding from the date of borrowing until payment at a rate equal to the Maker's option of the Prime Rate or LIBOR, as those terms are defined in the Loan Agreement as identified below. Interest shall be payable quarterly beginning September 30, 2003 and continuing on the last day of each December, March, June and September thereafter. A final payment of outstanding principal and interest will be due and payable on June 25, 2006.

        Principal payments shall be due and payable in the amount of One Million and 00/100 Dollars ($1,000,000.00) on a quarterly basis beginning September 30, 2003 and continuing on the last day of each December, March, June and September thereafter, with a final payment of all principal outstanding, plus interest thereon, due on June 25, 2006.

        Any amount of interest or principal hereof which is not paid when due, whether at stated maturity, by acceleration, or otherwise, shall bear interest payable on demand at an interest rate per annum equal at all times to two percent (2%) above the interest rate on this Term Note.

        All payments hereunder shall be applied first to interest then due on the unpaid principal balance at the rate herein specified and then to principal. All payments of principal and interest on this Term Note shall be payable in lawful money of the United States of America.

        Principal and interest shall be paid to the Payee at its office at 135 South LaSalle Street, Chicago, Illinois, or at such other place as the holder of this Note may designate in writing to the Maker.

        This Term Note evidences indebtedness incurred under a Loan Agreement dated of even date herewith (as amended from time to time, the "Loan Agreement") between the Maker and the Payee, to which reference is hereby made. This Term
Note is entitled to all of the benefits provided in the Loan Agreement. The terms of the Loan Agreement are incorporated herein by reference. This Term Note may be declared due as provided in the Loan Agreement.

        In the event of default, any indebtedness due from the holder may be set off and applied against this Term Note, whether due or not. The Maker also agrees to pay all costs of collection, including court costs and reasonable attorneys, fees incurred by the holder.

        This Replacement Term Note is a replacement of that certain Term Note dated June 26, 2001 in the original prinicipal amount of $50,000,000 and does not constitute payment thereof or a novation therefor.

                                        CORUS BANKSHARES, INC.

                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                    EXHIBIT B
                                    ---------

                           REPLACEMENT REVOLVING NOTE

$20,000,000.00                                                Date: June 30,2003

        On June 25, 2006, for value received, CORUS BANKSHARES, INC., a Minnesota corporation (the "Maker"), hereby promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION (the "Payee") the principal sum of TWENTY MILLION and 00/100 DOLLARS ($20,000,000.00), together with interest computed on the actual number of days elapsed on the basis of a 360 day year, on any and all principal amounts remaining unpaid hereunder from time to time outstanding from the date of borrowing until payment at a rate equal to the Maker's option of the Prime Rate or LIBOR, as those terms are defined in the Loan Agreement as identified below. Interest shall be payable quarterly beginning September 30, 2001 and continuing on the last day of each December, March, June and September thereafter. A final payment of outstanding principal and interest will be due and payable on June 25, 2006.

        Any amount of interest or principal hereof which is not paid when due, whether at stated maturity, by acceleration, or otherwise, shall bear interest payable on demand at an interest rate per annum equal at all times to two percent (2%) above the interest rate on this Revolving Note.

        All payments hereunder shall be applied first to interest then due on the unpaid principal balance at the rate herein specified and then to principal. All payments of principal and interest on this Revolving Note shall be payable in lawful money of the United States of America.

        Principal and interest shall be paid to the Payee at its office at 135 South LaSalle Street, Chicago, Illinois, or at such other place as the holder of this Note may designate in writing to the Maker.

        This Revolving Note evidences indebtedness incurred under a Loan Agreement dated of even date herewith (as amended from time to time, the "Loan Agreement") between the Maker and the Payee, to which reference is hereby made. This Revolving Note is entitled to all of the benefits provided in the Loan Agreement. The terms of the Loan Agreement are incorporated herein by reference. This Revolving Note may be declared due as provided in the Loan Agreement.

        In the event of default, any indebtedness due from the holder may be set off and applied against this Revolving Note, whether due or not. The Maker also agrees to pay all costs of collection, including court costs and reasonable attorneys, fees incurred by the holder.

        This Replacement Revolving Note replaces that certain Revolving Note in the original principal amount of $20,000,000, dated June 26, 2001, and does not constitute payment thereof or a novation therefor.

                                        CORUS BANKSHARES, INC.

                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                       SECOND AMENDMENT TO LOAN AGREEMENT

        This Second Amendment to Loan Agreement, dated as of April 30, 2004, is entered into between CORUS BANKSHARES, INC., a Minnesota corporation (the "Borrower") and LASALLE BANK NATIONAL ASSOCIATION (the "Bank").

        A. The parties have previously entered into a Loan Agreement dated as of June 26, 2001, as amended by that certain First Amendment to Loan Agreement dated as of June 30, 2003 (collectively with all amendments and modifications, the "Agreement").

        B. The Borrower has requested an increase in the amount of the Revolving Loan from $20,000,000 to $50,000,000, and the Bank has agreed to the request of the Borrower, all in accordance with the terms and provisions set forth herein.

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1. All capitalized terms used herein without definition shall have the meaning given such terms in the Agreement.

        2. Paragraph 1 of the Loan Agreement is hereby amended by deleting the number "$20,000,000" and inserting in lieu thereof the number "$50,000,000".

        3. The Revolving Note referred to in Paragraph 3 in the form of Exhibit B is hereby amended to refer to the Revolving Note executed by Borrower in the principal amount of $50,000,000 and shall be replaced by the Revolving Note attached hereto as Exhibit B.

        4. Borrower shall also be responsible to pay Bank's legal fees and expenses incurred by the Bank in connection with this Amendment.

        5. In order to induce the Bank to execute and deliver this Amendment, Borrower hereby represents to the Bank that as of the date hereof and as of the time that this Amendment becomes effective, as follows:

                (a) it has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder;

                (b) this Amendment and the Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their terms;

                (c)     each of the representations and warranties set forth in
        Section 5 of the Agreement is, and shall be and remain, true and correct (with the exception that the representations contained in Section 5(c) shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Bank);

                (d) Borrower is, and shall be and remain, in full compliance with all of the terms and conditions of the Agreement and other loan documents, and except as disclosed to the Bank in writing, no event of default has occurred under the Agreement or any document in connection therewith; and

                (e) after giving effect to this Amendment, no fact or circumstance exists which with the lapse of time, the giving of notice or both would constitute an event of default under the Agreement.

        6. This Amendment shall be effective as of the date hereof but only when the Bank shall have received each of the following:

                (a) An original of this Amendment which has been signed by the Borrower and the Bank;

                (b) A signed Replacement Revolving Note in the form of Exhibit B attached hereto;

                (c) Certified copies of Resolutions authorizing Borrower to increase the Revolving Loan to $50,000,000;

                (d) Payment of all accrued interest on the Revolving Note through the date hereof; and

                (e) Payment of all fees and expenses incurred by Lender in connection with the preparation of this Amendment.

        7. Borrower expressly acknowledges and agrees that all collateral, security interests, liens, pledges, and mortgages heretofore, under this Amendment, or hereafter granted to Bank, including, without limitation, such collateral, security interests, liens, pledges and mortgages granted under the Agreement, and all other supplements to the Agreement, extend to and cover all of the obligations of Borrower to Bank, now existing or hereafter arising including, without limitation, those arising in connection with the Agreement, as amended by this Amendment, upon the terms set forth in such agreements, all of which security interests, liens, pledges, and mortgages are hereby ratified, reaffirmed, confirmed and approved.

        8. The parties hereto acknowledge and agree that the terms and provisions of this Amendment amend, add to and constitute a part of the Agreement. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Agreement and all documents executed in connection therewith or referred to or incorporated therein remain in full force and effect and are hereby ratified, reaffirmed, confirmed and approved.

        9. If there is an express conflict between the terms of this Amendment and the terms of the Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Amendment shall govern and control.

        10. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original.

        11. This Amendment was executed an delivered in Chicago, Illinois and shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Illinois.

                      (THE NEXT PAGE IS THE SIGNATURE PAGE)

        IN WITNESS WHEREOF, this Amendment has been signed as of the date first above appearing.

                                        CORUS BANKSHARES, INC.

                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                        LASALLE BANK NATIONAL ASSOCIATION

                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                    EXHIBIT B
                                    ---------

                           REPLACEMENT REVOLVING NOTE

$50,000,000.00                                              Date: April 30, 2004

        On June 25, 2006, for value received, CORUS BANKSHARES, INC., a Minnesota corporation (the "Maker"), hereby promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION (the "Payee") the principal sum of FIFTY MILLION and 00/100 DOLLARS ($50,000,000.00), together with interest computed on the actual number of days elapsed on the basis of a 360 day year, on any and all principal amounts remaining unpaid hereunder from time to time outstanding from the date of borrowing until payment at a rate equal to the Maker's option of the Prime Rate or LIBOR, as those terms are defined in the Loan Agreement as identified below. Interest shall be payable quarterly beginning June 30, 2004 and continuing on the last day of each December, March, June and September thereafter. A final payment of outstanding principal and interest will be due and payable on June 25, 2006.

        Any amount of interest or principal hereof which is not paid when due, whether at stated maturity, by acceleration, or otherwise, shall bear interest payable on demand at an interest rate per annum equal at all times to two percent (2%) above the interest rate on this Revolving Note.

        All payments hereunder shall be applied first to interest then due on the unpaid principal balance at the rate herein specified and then to principal. All payments of principal and interest on this Revolving Note shall be payable in lawful money of the United States of America.

        Principal and interest shall be paid to the Payee at its office at 135 South LaSalle Street, Chicago, Illinois, or at such other place as the holder of this Note may designate in writing to the Maker.

        This Revolving Note evidences indebtedness incurred under a Loan Agreement dated of even date herewith (as amended from time to time, the "Loan Agreement") between the Maker and the Payee, to which reference is hereby made. This Revolving Note is entitled to all of the benefits provided in the Loan Agreement. The terms of the Loan Agreement are incorporated herein by reference. This Revolving Note may be declared due as provided in the Loan Agreement.

        In the event of default, any indebtedness due from the holder may be set off and applied against this Revolving Note, whether due or not. The Maker also agrees to pay all costs of collection, including court costs and reasonable attorneys, fees incurred by the holder.

        This Replacement Revolving Note replaces that certain Revolving Note in the original principal amount of $20,000,000, dated June 30, 2003, and does not constitute payment thereof or a novation therefor.

                                        CORUS BANKSHARES, INC.

                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                        THIRD AMENDMENT TO LOAN AGREEMENT

        This Third Amendment to Loan Agreement, dated as of October 1, 2004, is entered into between CORUS BANKSHARES, INC., a Minnesota corporation (the "Borrower") and LASALLE BANK NATIONAL ASSOCIATION (the "Bank").

        A. The parties have previously entered into a Loan Agreement dated as of June 26, 2001, as amended by that certain First Amendment to Loan Agreement dated as of June 30, 2003 and as amended by that certain Second Amendment to Loan Agreement dated as of April 30, 2004 (collectively with all amendments and modifications, the "Agreement").

        B. The Borrower has requested an increase in the amount of the Revolving Loan from $50,000,000 to $80,000,000, and the Bank has agreed to the request of the Borrower, all in accordance with the terms and provisions set forth herein.

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1. All capitalized terms used herein without definition shall have the meaning given such terms in the Agreement.

        2. Paragraph 1 of the Loan Agreement is hereby amended by deleting the number "$50,000,000" and inserting in lieu thereof the number "$80,000,000".

        3. The Revolving Note referred to in Paragraph 3 in the form of Exhibit B is hereby amended to refer to the Revolving Note executed by Borrower in the principal amount of $80,000,000 and shall be replaced by the Revolving Note attached hereto as Exhibit B.

        4. Paragraph 3(a)(ii) of the Agreement is hereby deleted and in lieu thereof is inserted the following:

                        (ii) "LIBOR", which shall mean a rate of interest equal to 140 basis points in excess of the per annum rate of interest equal to the offered rate for deposits in United States dollars for a period equal to such Interest Period as published in Bloomberg's LIBOR BBA US Dollar Fixing Report at 11:00 a.m. (Chicago time) two Business Days prior to the first day of such Interest Period, such rate to remain fixed for the applicable Interest Period. "Interest Period" shall mean a three month period (except that the first and last periods of the Loan may be less than a 90 day period) as selected by the Borrower by notice given to the Bank not less than three banking days prior to the first day of each respective Interest Period; provided that: (i) the final Interest Period shall be such that its expiration occurs on or before the stated maturity date of the Note; and
                        (ii) if for any reason the Borrower shall fail to select or renew timely an Interest Period, then such LIBOR Loan shall convert to a loan bearing interest at the Prime Rate. Interest on each LIBOR Loan shall be payable on the last day of each December, March, June and September hereafter, at maturity, or after maturity on demand.

        5. Paragraph 7(g) of the Agreement is hereby deleted in its entirety and in lieu thereof is inserted the following:

                        (g) cause the sum of the: (i) allowance for loan loss reserves, and (ii) loss reserve for unfunded commitments as a percentage of total loans of the Subsidiary to be not less than one percent (1%) at all times.

        6. Paragraph 7(l) of the Agreement is hereby deleted in its entirety, and any references thereto in the Agreement are also deleted.

        7. Borrower shall also be responsible to pay Bank's legal fees and expenses incurred by the Bank in connection with this Amendment.

        8. In order to induce the Bank to execute and deliver this Amendment, Borrower hereby represents to the Bank that as of the date hereof and as of the time that this Amendment becomes effective, as follows:

                (a) it has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder;

                (b) this Amendment and the Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their terms;

                (c)     each of the representations and warranties set forth in
        Section 5 of the Agreement is, and shall be and remain, true and correct (with the exception that the representations contained in Section 5(c) shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Bank);

                (d) Borrower is, and shall be and remain, in full compliance with all of the terms and conditions of the Agreement and other loan documents, and except as disclosed to the Bank in writing, no event of default has occurred under the Agreement or any document in connection therewith; and

                (e) after giving effect to this Amendment, no fact or circumstance exists which with the lapse of time, the giving of notice or both would constitute an event of default under the Agreement.

        9. This Amendment shall be effective as of the date hereof but only when the Bank shall have received each of the following:

                (a) An original of this Amendment which has been signed by the Borrower and the Bank;

                (b) A signed Replacement Revolving Note in the form of Exhibit B attached hereto;

                (c)     Certified copies of Resolutions authorizing Borrower to

        increase the Revolving Loan to $80,000,000;

                (d)     Payment of all accrued interest on the Revolving Note

        through the date hereof;

                (d) Payment in full of all principal and accured interest on the Term Note; and

                (e) Payment of all fees and expenses incurred by Lender in connection with the preparation of this Amendment.

        10. Borrower expressly acknowledges and agrees that all collateral, security interests, liens, pledges, and mortgages heretofore, under this Amendment, or hereafter granted to Bank, including, without limitation, such collateral, security interests, liens, pledges and mortgages granted under the Agreement, and all other supplements to the Agreement, extend to and cover all of the obligations of Borrower to Bank, now existing or hereafter arising including, without limitation, those arising in connection with the Agreement, as amended by this Amendment, upon the terms set forth in such agreements, all of which security interests, liens, pledges, and mortgages are hereby ratified, reaffirmed, confirmed and approved.

        11. The parties hereto acknowledge and agree that the terms and provisions of this Amendment amend, add to and constitute a part of the Agreement. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Agreement and all documents executed in connection therewith or referred to or incorporated therein remain in full force and effect and are hereby ratified, reaffirmed, confirmed and approved.

        12. If there is an express conflict between the terms of this Amendment and the terms of the Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Amendment shall govern and control.

        13. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original.

        14. This Amendment was executed an delivered in Chicago, Illinois and shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Illinois.

                      (THE NEXT PAGE IS THE SIGNATURE PAGE)

        IN WITNESS WHEREOF, this Amendment has been signed as of the date first above appearing.

                                        CORUS BANKSHARES, INC.

                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                        LASALLE BANK NATIONAL ASSOCIATION

                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                    EXHIBIT B
                                    ---------

                           REPLACEMENT REVOLVING NOTE

$80,000,000.00                                             Date: October 1, 2004

        On June 25, 2006, for value received, CORUS BANKSHARES, INC., a Minnesota corporation (the "Maker"), hereby promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION (the "Payee") the principal sum of EIGHTY MILLION and 00/100 DOLLARS ($80,000,000.00), or however much may be outstanding from time to time, together with interest computed on the actual number of days elapsed on the basis of a 360 day year, on any and all principal amounts remaining unpaid hereunder from time to time outstanding from the date of borrowing until payment at a rate equal to the Maker's option of the Prime Rate or LIBOR, as those terms are defined in the Loan Agreement as identified below. Interest shall be payable quarterly beginning December 31, 2004 and continuing on the last day of each March, June, September and December thereafter. A final payment of outstanding principal and interest will be due and payable on June 25, 2006.

        Any amount of interest or principal hereof which is not paid when due, whether at stated maturity, by acceleration, or otherwise, shall bear interest payable on demand at an interest rate per annum equal at all times to two percent (2%) above the interest rate on this Revolving Note.

        All payments hereunder shall be applied first to interest then due on the unpaid principal balance at the rate herein specified and then to principal. All payments of principal and interest on this Revolving Note shall be payable in lawful money of the United States of America.

        Principal and interest shall be paid to the Payee at its office at 135 South LaSalle Street, Chicago, Illinois, or at such other place as the holder of this Note may designate in writing to the Maker.

        This Revolving Note evidences indebtedness incurred under a Loan Agreement dated as of June 26, 2001 (as amended from time to time, the "Loan Agreement") between the Maker and the Payee, to which reference is hereby made. This Revolving Note is entitled to all of the benefits provided in the Loan Agreement. The terms of the Loan Agreement are incorporated herein by reference. This Revolving Note may be declared due as provided in the Loan Agreement.

        In the event of default, any indebtedness due from the holder may be set off and applied against this Revolving Note, whether due or not. The Maker also agrees to pay all costs of collection, including court costs and reasonable attorneys, fees incurred by the holder.

        This Replacement Revolving Note replaces that certain Revolving Note in the original principal amount of $50,000,000, dated April 30, 2004, and does not constitute payment thereof or a novation therefor.

                                        CORUS BANKSHARES, INC.

                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                       FOURTH AMENDMENT TO LOAN AGREEMENT

        This Fourth Amendment to Loan Agreement, dated as of March 31, 2005, is entered into between CORUS BANKSHARES, INC., a Minnesota corporation (the "Borrower") and LASALLE BANK NATIONAL ASSOCIATION (the "Bank").

        A. The parties have previously entered into a Loan Agreement dated as of June 26, 2001, as amended by that certain First Amendment to Loan Agreement dated as of June 30, 2003, as amended by that certain Second Amendment to Loan Agreement dated as of April 30, 2004 and as amended by that certain Third Amendment to Loan Agreement dated as of October 1, 2004 (collectively with all amendments and modifications, the "Agreement").

        B. The Borrower has requested an extension of the Maturity Date and the Bank has agreed to the request of the Borrower, all in accordance with the terms and provisions set forth herein.

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1. All capitalized terms used herein without definition shall have the meaning given such terms in the Agreement.

        2. The Maturity Date, as defined in Section 3(a) of the Amendment, is hereby amended to March 31, 2008.

        3. The Revolving Note referred to in Paragraph 3 of the Agreement in the form of Exhibit B is hereby amended to refer to the Revolving Note executed by Borrower in the principal amount of $80,000,000 and shall be replaced by the Revolving Note attached hereto as Exhibit B.

        4. Borrower shall also be responsible to pay Bank's legal fees and expenses incurred by the Bank in connection with this Amendment.

        5. In order to induce the Bank to execute and deliver this Amendment, Borrower hereby represents to the Bank that as of the date hereof and as of the time that this Amendment becomes effective, as follows:

                (a) it has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder;

                (b) this Amendment and the Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their terms;

                (c)     each of the representations and warranties set forth in
        Section 5 of the Agreement is, and shall be and remain, true and correct (with the exception that the representations contained in Section 5(c) shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Bank);

                (d) Borrower is, and shall be and remain, in full compliance with all of the terms and conditions of the Agreement and other loan documents, and except as disclosed to the Bank in writing, no event of default has occurred under the Agreement or any document in connection therewith; and

                (e) after giving effect to this Amendment, no fact or circumstance exists which with the lapse of time, the giving of notice or both would constitute an event of default under the Agreement.

        6. This Amendment shall be effective as of the date hereof but only when the Bank shall have received each of the following:

                (a) An original of this Amendment which has been signed by the Borrower and the Bank;

                (b) A signed Replacement Revolving Note in the form of Exhibit B attached hereto;

                (c) Payment of all accrued interest on the Revolving Note through the date hereof; and

                (e) Payment of all fees and expenses incurred by Lender in connection with the preparation of this Amendment.

        7. Borrower expressly acknowledges and agrees that all collateral, security interests, liens, pledges, and mortgages heretofore, under this Amendment, or hereafter granted to Bank, including, without limitation, such collateral, security interests, liens, pledges and mortgages granted under the Agreement, and all other supplements to the Agreement, extend to and cover all of the obligations of Borrower to Bank, now existing or hereafter arising including, without limitation, those arising in connection with the Agreement, as amended by this Amendment, upon the terms set forth in such agreements, all of which security interests, liens, pledges, and mortgages are hereby ratified, reaffirmed, confirmed and approved.

        8. The parties hereto acknowledge and agree that the terms and provisions of this Amendment amend, add to and constitute a part of the Agreement. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Agreement and all documents executed in connection therewith or referred to or incorporated therein remain in full force and effect and are hereby ratified, reaffirmed, confirmed and approved.

        9. If there is an express conflict between the terms of this Amendment and the terms of the Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Amendment shall govern and control.

        10. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original.

        11. This Amendment was executed an delivered in Chicago, Illinois and shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Illinois.

                      (THE NEXT PAGE IS THE SIGNATURE PAGE)

        IN WITNESS WHEREOF, this Amendment has been signed as of the date first above appearing.

                                        CORUS BANKSHARES, INC.

                                        By:
                                              ----------------------------------
                                        Its:
                                              ----------------------------------

                                        LASALLE BANK NATIONAL ASSOCIATION

                                        By:
                                              ----------------------------------
                                        Its:
                                              ----------------------------------

                                    EXHIBIT B
                                    ---------

                           REPLACEMENT REVOLVING NOTE

$80,000,000.00                                              Date: March 31, 2005

        On March 31, 2008, for value received, CORUS BANKSHARES, INC., a Minnesota corporation (the "Maker"), hereby promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION (the "Payee") the principal sum of EIGHTY MILLION and 00/100 DOLLARS ($80,000,000.00), or however much may be outstanding from time to time, together with interest computed on the actual number of days elapsed on the basis of a 360 day year, on any and all principal amounts remaining unpaid hereunder from time to time outstanding from the date of borrowing until payment at a rate equal to the Maker's option of the Prime Rate or LIBOR, as those terms are defined in the Loan Agreement as identified below. Interest shall be payable quarterly beginning June 30, 2005 and continuing on the last day of each September, December, March and June thereafter. A final payment of outstanding principal and interest will be due and payable on March 31, 2008.

        Any amount of interest or principal hereof which is not paid when due, whether at stated maturity, by acceleration, or otherwise, shall bear interest payable on demand at an interest rate per annum equal at all times to two percent (2%) above the interest rate on this Revolving Note.

        All payments hereunder shall be applied first to interest then due on the unpaid principal balance at the rate herein specified and then to principal. All payments of principal and interest on this Revolving Note shall be payable in lawful money of the United States of America.

        Principal and interest shall be paid to the Payee at its office at 135 South LaSalle Street, Chicago, Illinois, or at such other place as the holder of this Note may designate in writing to the Maker.

        This Revolving Note evidences indebtedness incurred under a Loan Agreement dated as of June 26, 2001 (as amended from time to time, the "Loan Agreement") between the Maker and the Payee, to which reference is hereby made. This Revolving Note is entitled to all of the benefits provided in the Loan Agreement. The terms of the Loan Agreement are incorporated herein by reference. This Revolving Note may be declared due as provided in the Loan Agreement.

        In the event of default, any indebtedness due from the holder may be set off and applied against this Revolving Note, whether due or not. The Maker also agrees to pay all costs of collection, including court costs and reasonable attorneys, fees incurred by the holder.

        This Replacement Revolving Note replaces that certain Revolving Note in the original principal amount of $80,000,000, dated October 1, 2004, and does not constitute payment thereof or a novation therefor.

                                        CORUS BANKSHARES, INC.

                                        By:
                                              ----------------------------------
                                        Its:
                                              ----------------------------------

                        FIFTH AMENDMENT TO LOAN AGREEMENT

        This Fifth Amendment to Loan Agreement, dated as of August 20, 2005, is entered into between CORUS BANKSHARES, INC., a Minnesota corporation (the "Borrower") and LASALLE BANK NATIONAL ASSOCIATION (the "Bank").

        A. The parties have previously entered into a Loan Agreement dated as of June 26, 2001, as amended by that certain First Amendment to Loan Agreement dated as of June 30, 2003, as amended by that certain Second Amendment to Loan Agreement dated as of April 30, 2004, as amended by that certain Third Amendment to Loan Agreement dated as of October 1, 2004, as amended by that certain Fourth Amendment to Loan Agreement dated as of March 31, 2005 (collectively with all amendments and modifications, the "Agreement").

        B. The Borrower has requested a modification to one of the covenants and the Bank has agreed to the request of the Borrower, all in accordance with the terms and provisions set forth herein.

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1. All capitalized terms used herein without definition shall have the meaning given such terms in the Agreement.

        2. Section 7(e) of the Agreement is hereby deleted in its entirety and in lieu thereof is inserted the following:

                (e) cause the Subsidiary to maintain tangible equity capital of no less than $320,000,000. For the purposes of this Section 7(e), "tangible equity capital" shall mean the sum of the common stock, surplus and retained earning accounts reduced by the amount of any goodwill;

        3. Section 7(g) of the Agreement is hereby deleted in its entirety and in lieu thereof is inserted the following:

                (g) cause the sum of the: (i) allowance for loan loss reserves, and (ii) loss reserve for unfunded commitments as a percentage of total loans of the Subsidiary to be not less than eighty-five hundredths of one percent (.85%) at all times;

        4. Borrower shall also be responsible to pay Bank's legal fees and expenses incurred by the Bank in connection with this Amendment.

        5. In order to induce the Bank to execute and deliver this Amendment, Borrower hereby represents to the Bank that as of the date hereof and as of the time that this Amendment becomes effective, as follows:

                (a) it has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder;

                (b) this Amendment and the Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their terms;

                (c)     each of the representations and warranties set forth in
        Section 5 of the Agreement is, and shall be and remain, true and correct (with the exception that the representations contained in Section 5(c) shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Bank);

                (d) Borrower is, and shall be and remain, in full compliance with all of the terms and conditions of the Agreement and other loan documents, and except as disclosed to the Bank in writing, no event of default has occurred under the Agreement or any document in connection therewith; and

                (e) after giving effect to this Amendment, no fact or circumstance exists which with the lapse of time, the giving of notice or both would constitute an event of default under the Agreement.

        6. This Amendment shall be effective as of the date hereof but only when the Bank shall have received each of the following:

                (a) An original of this Amendment which has been signed by the Borrower and the Bank; and

                (b) Payment of all fees and expenses incurred by Lender in connection with the preparation of this Amendment.

        7. Borrower expressly acknowledges and agrees that all collateral, security interests, liens, pledges, and mortgages heretofore, under this Amendment, or hereafter granted to Bank, including, without limitation, such collateral, security interests, liens, pledges and mortgages granted under the Agreement, and all other supplements to the Agreement, extend to and cover all of the obligations of Borrower to Bank, now existing or hereafter arising including, without limitation, those arising in connection with the Agreement, as amended by this Amendment, upon the terms set forth in such agreements, all of which security interests, liens, pledges, and mortgages are hereby ratified, reaffirmed, confirmed and approved.

        8. The parties hereto acknowledge and agree that the terms and provisions of this Amendment amend, add to and constitute a part of the Agreement. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Agreement and all documents executed in connection therewith or referred to or incorporated therein remain in full force and effect and are hereby ratified, reaffirmed, confirmed and approved.

        9. If there is an express conflict between the terms of this Amendment and the terms of the Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Amendment shall govern and control.

        10. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original.

        11. This Amendment was executed an delivered in Chicago, Illinois and shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Illinois.

                      (THE NEXT PAGE IS THE SIGNATURE PAGE)

        IN WITNESS WHEREOF, this Amendment has been signed as of the date first above appearing.

                                        CORUS BANKSHARES, INC.

                                        By:
                                              ----------------------------------
                                        Its:
                                              ----------------------------------

                                        LASALLE BANK NATIONAL ASSOCIATION

                                        By:
                                              ----------------------------------
                                        Its:
                                              ----------------------------------

                        SIXTH AMENDMENT TO LOAN AGREEMENT

        This Sixth Amendment to Loan Agreement, dated as of November 25, 2005, is entered into between CORUS BANKSHARES, INC., a Minnesota corporation (the "Borrower") and LASALLE BANK NATIONAL ASSOCIATION (the "Bank").

        A. The parties have previously entered into a Loan Agreement dated as of June 26, 2001, as amended by that certain First Amendment to Loan Agreement dated as of June 30, 2003, as amended by that certain Second Amendment to Loan Agreement dated as of April 30, 2004, as amended by that certain Third Amendment to Loan Agreement dated as of October 1, 2004, as amended by that certain Fourth Amendment to Loan Agreement dated as of March 31, 2005 and as amended by that certain Fifth Amendment to Loan Agreement dated as of August 20, 2005 (collectively with all amendments and modifications, the "Agreement").

        B. The Borrower has requested an increase in the amount of the Revolving Loan from $80,000,000 to $100,000,000, and has also requested an extension of the Maturity Date, and the Bank has agreed to the request of the Borrower, all in accordance with the terms and provisions set forth herein.

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1. All capitalized terms used herein without definition shall have the meaning given such terms in the Agreement.

        2. Paragraph 1 of the Loan Agreement is hereby amended by deleting the number "$80,000,000" and inserting in lieu thereof the number
"$100,000,000".

        3. The Maturity Date, as defined in Section 3(a) of the Agreement, is hereby amended to November 30, 2008.

        4. The Revolving Note referred to in Paragraph 3 in the form of Exhibit B is hereby amended to refer to the Revolving Note executed by Borrower in the principal amount of $100,000,000 and shall be replaced by the Revolving Note attached hereto as Exhibit B.

        5. Borrower shall also be responsible to pay Bank's legal fees and expenses incurred by the Bank in connection with this Amendment.

        6. In order to induce the Bank to execute and deliver this Amendment, Borrower hereby represents to the Bank that as of the date hereof and as of the time that this Amendment becomes effective, as follows:

                (a) it has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder;

                (b) this Amendment and the Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their terms;

                (c)     each of the representations and warranties set forth in
        Section 5 of the Agreement is, and shall be and remain, true and correct (with the exception that the representations contained in Section 5(c) shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Bank);

                (d) Borrower is, and shall be and remain, in full compliance with all of the terms and conditions of the Agreement and other loan documents, and except as disclosed to the Bank in writing, no event of default has occurred under the Agreement or any document in connection therewith; and

                (e) after giving effect to this Amendment, no fact or circumstance exists which with the lapse of time, the giving of notice or both would constitute an event of default under the Agreement.

        7. This Amendment shall be effective as of the date hereof but only when the Bank shall have received each of the following:

                (a) An original of this Amendment which has been signed by the Borrower and the Bank;

                (b) Certified copies of Resolutions authorizing Borrower to increase the Revolving Loan to $100,000,000; and

                (c) Payment of all fees and expenses incurred by Lender in connection with the preparation of this Amendment.

        8. Borrower expressly acknowledges and agrees that all collateral, security interests, liens, pledges, and mortgages heretofore, under this Amendment, or hereafter granted to Bank, including, without limitation, such collateral, security interests, liens, pledges and mortgages granted under the Agreement, and all other supplements to the Agreement, extend to and cover all of the obligations of Borrower to Bank, now existing or hereafter arising including, without limitation, those arising in connection with the Agreement, as amended by this Amendment, upon the terms set forth in such agreements, all of which security interests, liens, pledges, and mortgages are hereby ratified, reaffirmed, confirmed and approved.

        9. The parties hereto acknowledge and agree that the terms and provisions of this Amendment amend, add to and constitute a part of the Agreement. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Agreement and all documents executed in connection therewith or referred to or incorporated therein remain in full force and effect and are hereby ratified, reaffirmed, confirmed and approved.

        10. If there is an express conflict between the terms of this Amendment and the terms of the Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Amendment shall govern and control.

        11. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original.

        12. This Amendment was executed an delivered in Chicago, Illinois and shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Illinois.

                      (THE NEXT PAGE IS THE SIGNATURE PAGE)

        IN WITNESS WHEREOF, this Amendment has been signed as of the date first above appearing.

                                        CORUS BANKSHARES, INC.

                                        By:
                                              ----------------------------------
                                        Its:
                                              ----------------------------------

                                        LASALLE BANK NATIONAL ASSOCIATION

                                        By:
                                              ----------------------------------
                                        Its:
                                              ----------------------------------

                                    EXHIBIT B
                                    ---------

                           REPLACEMENT REVOLVING NOTE

$100,000,000.00                                          Date: November 25, 2005

        On November 30, 2008, for value received, CORUS BANKSHARES, INC., a Minnesota corporation (the "Maker"), hereby promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION (the "Payee") the principal sum of ONE HUNDRED MILLION and 00/100 DOLLARS ($100,000,000.00), or however much may be outstanding from time to time, together with interest computed on the actual number of days elapsed on the basis of a 360 day year, on any and all principal amounts remaining unpaid hereunder from time to time outstanding from the date of borrowing until payment at a rate equal to the Maker's option of the Prime Rate or LIBOR, as those terms are defined in the Loan Agreement as identified below. Interest shall be payable quarterly beginning December 31, 2005 and continuing on the last day of each March, June, September and December thereafter. A final payment of outstanding principal and interest will be due and payable on November 30, 2008.

        Any amount of interest or principal hereof which is not paid when due, whether at stated maturity, by acceleration, or otherwise, shall bear interest payable on demand at an interest rate per annum equal at all times to two percent (2%) above the interest rate on this Revolving Note.

        All payments hereunder shall be applied first to interest then due on the unpaid principal balance at the rate herein specified and then to principal. All payments of principal and interest on this Revolving Note shall be payable in lawful money of the United States of America.

        Principal and interest shall be paid to the Payee at its office at 135 South LaSalle Street, Chicago, Illinois, or at such other place as the holder of this Note may designate in writing to the Maker.

        This Revolving Note evidences indebtedness incurred under a Loan Agreement dated as of June 26, 2001 (as amended from time to time, the "Loan Agreement") between the Maker and the Payee, to which reference is hereby made. This Revolving Note is entitled to all of the benefits provided in the Loan Agreement. The terms of the Loan Agreement are incorporated herein by reference. This Revolving Note may be declared due as provided in the Loan Agreement.

        In the event of default, any indebtedness due from the holder may be set off and applied against this Revolving Note, whether due or not. The Maker also agrees to pay all costs of collection, including court costs and reasonable attorneys, fees incurred by the holder.

        This Replacement Revolving Note replaces that certain Revolving Note in the original principal amount of $80,000,000, dated March 31, 2005, and does not constitute payment thereof or a novation therefor.

                                        CORUS BANKSHARES, INC.

                                        By:
                                              ----------------------------------
                                        Its:
                                              ----------------------------------

                                       B-1